Exhibit 10.7

STOCK PURCHASE AGREEMENT AND REPRESENTATIONS

This stock purchase agreement ("Agreement"), along with the Signature Page and Questionnaire attached hereto, and by this reference incorporated herein, is made effective February 23, 2011 by and between XsunX, a Colorado corporation ("XsunX") and the purchaser(s) signatory hereto (“Private Purchaser”). XsunX has received an offer to purchase certain shares of common voting stock ("Shares") of XsunX by Private Purchaser, and XsunX and Private Purchaser agree as set forth herein and represent to each other with regard thereto as follows:

1. XsunX is a duly organized Colorado corporation. The Articles of Incorporation of XsunX were filed on February 25, 1997. XsunX is authorized by its Articles of Incorporation to issue up to 500,000,000 shares of common voting stock, par value $.00 per share, of which approximately 214,931,522 shares are outstanding as of the date hereof.

2. Neither XsunX nor any of its officers, directors, employees, agents or representatives have made any representation or statement of opinion regarding the value of XsunX or the Shares, Private Purchaser is purchasing the Shares purely on a speculative basis and confirms that Private Purchaser has been given no reason to believe that Private Purchaser will receive any return on the purchase of Shares.

3. Private Purchaser has offered to purchase the number of Shares at a price per share set forth on the Signature Page and Questionnaire which is attached hereto, incorporated herein, and made a part hereof, for a total purchase price as set forth on the Signature Page and Questionnaire. The purchase price shall be payable in cash or cash equivalent representing immediately available funds to the satisfaction of XsunX. Private Purchaser shall pay the purchase price prior to the issuance of the Shares. The Shares may be sold from authorized but unissued shares of XsunX, or treasury shares held by XsunX.

4. Private Purchaser understands that Private Purchaser must bear the economic risk of the investment for an indefinite period of time because the Shares will be restricted and no public market will exist for the Shares. Private Purchaser understands the speculative nature of investment in XsunX and that Private Purchaser could lose Private Purchaser's entire purchase price payment.

5. Private Purchaser represents that it has been called to Private Purchaser's attention that Private Purchaser's proposed investment in XsunX involves a high degree of risk which may result in the loss of the total amount of that investment.

6. Private Purchaser acknowledges that XsunX has made available to Private Purchaser or Private Purchaser's personal advisors the opportunity to obtain any and all information required to evaluate the merits and risks of purchase of the Shares, and that, XsunX has, prior to the sale of the Shares, accorded Private Purchaser and Private Purchaser's representative, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the proposed purchase and to obtain any additional information necessary to evaluate the merits and risks of the purchase of the Shares.

7. Private Purchaser and (if applicable) Private Purchaser's personal advisors and representatives have had an opportunity to ask questions of and receive satisfactory answers from XsunX, or any person or persons acting on XsunX's behalf, concerning the terms and conditions of Private Purchaser's proposed investment in XsunX, and all such questions have been answered to the complete satisfaction of Private Purchaser.

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8. Private Purchaser represents that all of the information provided by Private Purchaser or Private Purchaser's representatives to XsunX is true, correct, accurate and current and that Private Purchaser is not subject to backup withholding. Private Purchaser specifically represents that all of the information provided on the Signature Page and Questionnaire is true, correct, accurate and current.

9. The personal, business and financial information of Private Purchaser which may have been provided to XsunX, if any, and in any form, is complete and accurate, and presents a true statement of Private Purchaser's financial condition.

10. Private Purchaser has adequate means of providing for Private Purchaser's current needs and possible personal contingencies, and Private Purchaser has no need in the foreseeable future to sell the Shares for which Private Purchaser hereby subscribes. Private Purchaser is able to bear the economic risks of Private Purchaser's purchase of Shares and, consequently, without limiting the generality of the foregoing, Private Purchaser is able to hold Private Purchaser's Shares for an indefinite period of time, and Private Purchaser has a sufficient net worth to sustain a loss of Private Purchaser's entire investment in XsunX in the event such loss should occur.

11. If Private Purchaser is an individual, Private Purchaser is 18 years of age or older.

12. Private Purchaser understands that the Shares will not be transferable except under limited circumstances.

13. Private Purchaser is acquiring the Shares for Private Purchaser's own account for investment with no present intention of dividing Private Purchaser's interest with others or of reselling or otherwise disposing of all or any portion of the same. Private Purchaser shall not engage in a distribution of the Shares.

14. Private Purchaser has such knowledge and experience in financial and business matters that Private Purchaser is capable of evaluating the merits and risks of an investment in XsunX or (if applicable) Private Purchaser and Private Purchaser's representative, together, have such knowledge and experience in financial and business matters that Private Purchaser and Private Purchaser's representative are capable of evaluating the merits and risks of the prospective investment in XsunX.

15. The Shares will be acquired for Private Purchaser's own account for investment in a manner which would not require registration pursuant to the provisions of the Act, as amended, and Private Purchaser does not now have any reason to anticipate any change in Private Purchaser's circumstances or other particular occasion or event which would cause Private Purchaser to sell or otherwise dispose of the Shares.

16. Private Purchaser understands that the Commissioner of Corporations for the State of California or the State of Colorado, or any other state ("Commissioner") has not or will not recommend or endorse a purchase of the Shares.

17. Private Purchaser hereby represents and warrants that Private Purchaser's total purchase of Shares shall not exceed 10% of Private Purchaser's net worth (exclusive of principal residence, mortgage thereon, home furnishings and automobiles).

18. Private Purchaser: (i) has a pre-existing personal or business relationship with XsunX, its officers, directors or its Affiliates or representatives, and (ii) meets those certain standards involving Private Purchaser's minimum net worth and annual income as established by the California Commissioner of

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Corporations relating to Private Purchaser's income and net worth, or is an Accredited Investor as defined in rule 501 (a) of Regulation D as promulgated by the Securities and Exchange Commission. The foregoing income and net worth is considered to be indicative of Private Purchaser's ability to be sophisticated regarding the proposed purchase of Shares.

19. Private Purchaser is not a member of FINRA or other self-regulatory agency which would require prior approval of a purchase of the Shares.

20. Private Purchaser acknowledges that Private Purchaser understands the meaning and legal consequences of the representations, warranties, and covenants set forth herein, and that XsunX has relied on such representations, warranties and covenants.

21. Private Purchaser acknowledges and understands that the Shares will be subject to transfer and sale restrictions imposed pursuant to SEC Rule 144 of the Rules promulgated under the Securities Act of 1933 (“Act”) and the regulations promulgated thereunder. Private Purchaser shall comply with Rule 144 and with all policies and procedures established by XsunX with regard to Rule 144 matters. Private Purchaser acknowledges that XsunX or its attorneys or transfer agent may require a restrictive legend on the certificate or certificates representing the Shares pursuant to the restrictions on transfer of the Shares imposed by Rule 144.

22. Notwithstanding anything in this Agreement to the contrary, the undersigned acknowledges that: (i) the Shares are subject to restrictions on transfer or sale imposed pursuant to Rule 144; (ii) this is a material inducement to the Company with respect to the sale of Shares hereunder that without the prior written consent of the Company the undersigned will not offer, pledge, sell, transfer, or grant any option for the sale of the Shares prior to six (6) months from the date of this Agreement; (iii) the Shares are being purchased in a private transaction which is not part of a distribution of the Shares; (iv) the undersigned intends to hold the Shares for the account of the undersigned and does not intend to sell the shares as a part of a distribution or otherwise; and (v) neither the undersigned nor the seller of the Shares is an underwriter for purposes of Rule 144. A legend regarding the foregoing and Rule 144 restrictions may be placed upon the certificate evidencing ownership of the Shares.

23. Private Purchaser acknowledges that Private Purchaser is aware that there are substantial restrictions on the transferability of the Shares. Because the Shares will not, and Private Purchaser has no right to require that the Shares, be registered pursuant to the provisions of the Act or otherwise, Private Purchaser agrees not to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any Shares unless such sale is exempt from such registration pursuant to the provisions of the Act. Private Purchaser further acknowledges that unless as provided for in this Agreement, XsunX has no obligation to assist Private Purchaser in obtaining any exemption from any registration requirements imposed by applicable law. Private Purchaser also acknowledges that Private Purchaser shall be responsible for compliance with all conditions on transfer imposed by the Commissioner or by the Securities and Exchange Commission (“SEC”).

24. Private Purchaser understands and agrees that the following restrictions and limitations are applicable to Private Purchaser's purchase and any sale, transfer, assignment, pledge, hypothecation or other disposition of Shares pursuant to Section 4(2) of the Act and Regulation D promulgated pursuant thereto:

24.1. Private Purchaser agrees that notwithstanding any other restrictions placed on the sale or transfer of the Shares pursuant to this Agreement, Rule 144, or otherwise, the Shares shall not be sold,

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pledged, hypothecated or otherwise disposed of unless the Shares are registered pursuant to the Act and applicable state securities laws or are exempt there from; and

24.2. A legend in substantially the following form may be placed on any certificate(s) or other documents evidencing the Shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 AS AMENDED ("ACT”), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION SET FORTH IN SECTIONS 4(1) OR 4(2) OF THE ACT AND UPON RULE 504 OF REGULATION D PROMULGATED PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO XSUNX OF AN OPINION OF COUNSEL SATISFACTORY TO XSUNX.

24.3. Contemporaneously with the execution of this Agreement, XsunX and the Private Purchaser shall execute and deliver the Irrevocable Transfer Agent Instructions, attached as Exhibit A hereto and incorporated herein by this reference, to the transfer agent of the Company, and such Irrevocable Transfer Agent Instructions shall be acknowledged and executed by the transfer agent.

25. Private Purchaser may not cancel, terminate, or revoke this Agreement, or any agreement of Private Purchaser made hereunder, and this Agreement shall survive the death, dissolution, or disability of Private Purchaser and shall be binding upon the heirs, executors, administrators, successors and assigns of Private Purchaser.

26. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

27. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California without giving effect to the conflicts of laws provisions. Private Purchaser hereby agrees that any suit, action or proceeding with respect to this Agreement, any amendments or any replacements hereof, and any transactions relating hereto shall be brought in the state courts of, or the federal courts in, the State of California, and Private Purchaser hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding, and Private Purchaser agrees that service of process on Private Purchaser in such suit, action or proceeding may be made In accordance with the notice provisions of this Agreement, In any such action, venue shall lie exclusively in Orange County, California. Private Purchaser hereby waives, and agrees not to assert against XsunX, or any successor assignee thereof, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, (i) any claim that Private Purchaser is not personally subject to the jurisdiction of the above-named courts or that property is exempt or immune from set-off, execution or attachment either prior to judgment or in execution thereof, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that this Agreement or any amendments or any replacements hereof may not be enforced in, or by such courts.

THE SHARES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON AN EXEMPTION FROM THE

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REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY.

PRIVATE PURCHASER MAY BE REQUIRED TO HOLD THE SHARES INDEFINITELY UNLESS SUCH SHARES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACTOF 1933 ("ACT") OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. NO SHARES MAY BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS XSUNX AND ITS LEGAL COUNSEL HAVE RECEIVED EVIDENCE SATISFACTORY TO BOTH THAT SUCH TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING QUALIFICATION OR REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS AND IS IN COMPLIANCE WITH SUCH LAWS.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

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SIGNATURE PAGE AND QUESTIONAIRE TO STOCK PURCHASE AGREEMENT AMONG XSUNX, INC. AND THE PRIVATE PURCHASER(S) NAMED BELOW

As applicable, the undersigned further represents and warrants as indicated below by the undersigned's initials:

I. ACCREDITED INVESTOR STATUS

A.	Individual investors: (Initial one or more of the following three statements)

1.	____ I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than US$200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of US$200,000 for the current year.

2.	____ I certify that I am an accredited investor because I have had joint income with my spouse in excess of US$300,000 in each of the two most recent years and I reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.	____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of US$1,000,000.

B.	Partnerships, corporations, trusts or other entities:

(Initial one of the following statements)

________	1. The undersigned hereby certifies that it is an accredited investor because it is:

________	a. an employee benefit plan whose total assets exceed US$5,000,000;

________	b. an employee benefit plan whose investment decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Acts of 1940;

________	c. a self-directed employee benefit plan, including an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

________	d. an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "IRC"), not formed for the specific purpose of acquiring the Shares with total assets in excess of US$5,000,000;

________	e. any corporation, partnership or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

________	f. a trust with total assets in excess of US$5,000,000, not formed for the
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specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares.

________	2. The undersigned hereby certifies that it is an accredited investor because it is an entity in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

II. Indemnification. The undersigned agrees, to the fullest extent permitted pursuant by law, to indemnify, defend, and hold harmless XsunX, Inc. and its agents, representatives and employees from and against all liability, damage, loss, cost and expense (including reasonable attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of the Agreement or this Signatory Page and Questionnaire, or by reason of any inaccuracy or omission in the information furnished by the undersigned herein or any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned, directly or indirectly, to XsunX, Inc.

III. Limitation on Short Sales and Hedging Transactions. Private Purchaser agrees that beginning on the effective date of this Agreement, the Private Purchaser and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Section 242.200 of Regulation SHO of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

IV. Offer and Purchase Price. Private Purchaser hereby offers to purchase One Million Two Hundred Fifty Thousand (1,250,000) Shares of XsunX common stock at a price per share of Four Cents ($0.04) for a total purchase price of Fifty Thousand Dollars ($50,000.00 USD), the “Purchase Price”. Upon payment to the account of XsunX as set forth herein, such 1,250,000 Shares shall be, validly issued and be fully paid and nonassessable. TheShares shall be issued in certificated form and shall bear the restrictive legend set forth in Section 24.2 above.

THE FOLLOWING SECTION MUST BE COMPLETED BY PRIVATE PURCHASER

Private Purchaser:
Name (please print):
Social Security # (or Tax ID #):
Address (Including Zip Code):
Phone Number:
Fax Number:
Name in which shares should be issued:
Private Purchaser will hold title as follows:

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{ } Community Property

{ } Joint Tenants with Right Survivorship

{ } Tenants in Common

{ } Individually

{ } Other: (Corporation, Trust, Etc., please indicate)*

*If Private Purchaser is an entity, the attached Certificate of Signatory must also be completed.

Private Purchaser shall pay the purchase price by wire transfer of immediately available funds to:

Beneficiary Name: XsunX, Inc.

Routing Transit #:

Acct Number:

Bank Name:

Tel:

IN WITNESS WHEREOF, subject to acceptance by the Company, Private Purchaser has provided the foregoing warranties and undertaken the foregoing obligations and the parties have executed this Agreement effective as of the date first set forth above.

Private Purchaser: ________________________________

By: _______________________________

Print Name: ___________________________________

THIS PURCHASE OFFER IS ACCEPTED THIS _____ DAY OF _____________, 2011.

XsunX, Inc., a Colorado corporation

By:____________________________

Tom M. Djokovich

Its: CEO

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CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

I, ___________________________., am the ______________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Purchase Agreement and to purchase and hold the Common Stock, and certify further that the Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this _________________________.

_______________________________________

(Signature)

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EXHIBIT A

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

Date: February 23, 2011

Mountain Share Transfer, Inc.

1625 Abilene Dr.

Broomfield, CO 80020

Tel: 303-460-1149

Fax: 303-438-9243

RE: XsunX, Inc.

Ladies and Gentlemen:

Reference is made to that certain Stock Purchase Agreement (the “Agreement”) dated February 23, 2011 by and between XsunX, Inc., a Colorado corporation (the “Company”), and _____________________ (the “Private Purchaser”). Pursuant to the Agreement, the Company issued to the Private Purchaser 1,250,000 shares of the Company’s common stock (the “Common Stock”). This letter shall serve as our irrevocable authorization and direction to you relating to the Common Stock.

The Company hereby confirms, and the Transfer Agent hereby acknowledges, that in the event legal counsel to the Company fails or refuses to issue an opinion of counsel as required to issue the Common Stock free of restrictive legend within five (5) days from submittal to the Company by Private Purchaser for such legend modification as provided for within the terms of the Agreement, the Company irrevocably and expressly authorizes counsel to the Private Purchaser to render such opinion. The Transfer Agent shall accept and shall be entitled to rely on such opinion, and shall have no liability for relying on such opinion, for the purposes of issuing the Common Stock without restrictive legend.

The Company hereby confirms to the Transfer Agent and the Private Purchaser that no instructions other than as contemplated herein will be given to the Transfer Agent by the Company with respect to the Common Stock. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company. The Company hereby agrees that it shall not replace Transfer Agent as the Company’s transfer agent without the prior written consent of the Private Purchaser, or that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

Any attempt by Transfer Agent to resign as the Company’s transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of these instructions does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

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The Company and the Transfer Agent acknowledge that the Private Purchaser is relying on the representations and covenants made by the Company and the Transfer Agent herein, which are a material inducement to the Private Purchaser in entering into the Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made herein, the Private Purchaser would not have entered into the Agreement. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Private Purchaser shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

All provisions of these instructions assume compliance by all Parties with all applicable federal and state laws, rules, and regulations.

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

THE COMPANY:	THE PURCHASER:

XsunX, INC.,

By: Tom M. Djokovich	By:
Its: CEO	Its:

THE FOREGOING INSTRUCTIONS ARE ACKNOWLEDGED AND AGREED TO BY THE TRANSFER AGENT:

Mountain Share Transfer, Inc.

Dated:
By:
Its: